Exhibit 10.34

          FORM OF SUBSCRIPTION AGREEMENT INCLUDING REGISTRATION RIGHTS


NaPro BioTherapeutics, Inc.
6304 Spine Road, Unit A
Boulder, Colorado  80301

Ladies and Gentlemen:

         The undersigned subscriber ("Subscriber") hereby tenders this Subscription Agreement (this "Agreement") in accordance with and subject to the terms and conditions set forth herein:

         1.   Subscription.

                  1.1.Subscriber hereby subscribes for and agrees to purchase the number of shares of common stock, par value $.0075 per share (the "Common Stock"), of NaPro Biotherapeutics, Inc., 6304 Spine Road, Unit A Boulder, Colorado 80301, a Delaware corporation (the "Company"), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the "Purchase Price"). Subscriber has made payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the Purchase Price of the Common Stock for which Subscriber is subscribing (the "Payment").

                  1.2 This Agreement is part of an offering of up to 2,000,000 shares of Common Stock being conducted by Stonegate Securities, Inc. (the "Placement Agent") on behalf of the Company (the "Offering"). The Company agrees that it shall not undertake any other financings involving its Equity Common Stock (as defined below) on terms more favorable than those in the Offering until the later of ninety (90) days after the Initial Closing Date or 30 days after the filing of the Registration Statement (as that term is defined in Appendix I hereto) covering all of the Common Stock. The term "Equity Common Stock" as used herein shall mean all capital stock of the Company, plus all rights, warrants, options, convertible Common Stock or indebtedness, exchangeable Common Stock or indebtedness, or other rights, exercisable for or convertible into, directly or indirectly, capital stock of the Company. Notwithstanding the above, "Equity Common Stock" shall not include any Common Stock of the Company issued pursuant to (a) any incentive or stock option plan of the Company approved by the stockholders or the board of directors of the Company. and (b) that certain Stock Purchase Agreement by and between the Company and Abbott Laboratories dated June 23, 1999. In the event the Company shall, during the period beginning on the date of this Agreement and ending the later of ninety (90) days after the Initial Closing Date or thirty (30) days after the filing of the Registration Statement, sell any shares of the Company's common stock or any instruments that can be converted into or otherwise exchanged for the Company's common stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than $8.75 per share, the purchase price per Share hereunder shall be adjusted to an amount equal to the Subsequent Purchase Price, such that the Company shall, within ten
(10) business days of the Subsequent Sale, pay to each Subscriber an amount equal to the number of Shares times the difference between $8.75 and the Subsequent Purchase Price.

                  1.3.Subscriber understands that it will not receive a fee equal to 6% of the gross proceeds from the sale of the Common Stock in this Offering and a warrant to purchase shares of Common Stock equal to 5% of the number of shares sold in this Offering up to a maximum of 100,000 shares. In addition, the Company will reimburse the Placement Agent for its reasonable out-of-pocket expenses incurred in connection with this Offering.

                  1.4.Subscriber understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering. The Placement Agent and the Company may hold an initial closing of the Offering (the "Initial Closing') at any mutually agreeable time. The date of the Initial Closing is hereinafter referred to as the "Initial Closing Date". The Company may hold additional interim closings after the Initial Closing provided that the terms of the Offering are the same for each closing. Any such interim closings are each hereinafter referred to as an "Additional Closing" and shall occur on one 0or more dates each hereinafter referred to as an "Additional Closing Date." The Initial Closing Date and the Additional Closing Dates are each hereinafter sometimes referred to as a "Closing Date." Upon receipt by the Company of the requisite payment for all Common Stock to be purchased by the subscribers whose subscriptions are accepted at the Initial Closing or any Additional Closing, as applicable, and subject to the satisfaction of certain conditions, the Common Stock so purchased will be issued in the name of each such subscriber, and the name of such subscriber will be registered on the stock transfer books of the Company as the record owner of such Common Stock. The Company will promptly thereafter issue to each subscriber participating in such closing a stock certificate for the Common Stock so purchased.

                  1.5.Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to this Agreement and (ii) written acceptance on the Initial Closing Date or an Additional Closing Date, as the case may be, by the Company and the Placement Agent of Subscriber's subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the "Subscription").

                  1.6.Prior to acceptance of this Agreement by the Company and the Placement Agent, Subscriber agrees that the Company and Placement Agent may, as they mutually agree in their sole and absolute discretion, reduce the Subscription to any number of shares of Common Stock that in the aggregate do not exceed the number of shares of Common Stock hereby applied for without any prior notice to or further consent by Subscriber; provided, however, if any of Subscriber's Subscription is so reduced, Subscriber may withdraw his entire Subscription. Subscriber hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singularly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of Subscriber, with full power and authority in Subscriber's name, place and stead to amend this Agreement, including, in each case, Subscriber's signature page thereto, to effect any of the foregoing provisions of this Section 1.5.

                  1.7.Subscriber agrees and understands that the principals of the Placement Agent may purchase Common Stock in this offering for their own account, and that the Placement Agent has traded Common Stock of the Company prior to the date of this Agreement.

         2.   Offering Material.

                  2.1.Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:

         (a) The Company's definitive proxy statement filed with the SEC on August 15, 2000;

         (b) The Company's Form 10-K for the year ended December 31, 1999 ("Form 10-K")

         (c) The Company's Form 10-K/A for the year ended December 31, 1999 ("Form 10-K/A");

         (d) The Company's Form 10-Qs for the quarters ended March 31, June 30 and September 30, 2000;

         (e) The Company's Form 8-K dated October 31, 2000;

         (f) All other documents filed by the Company with the Commission subsequent to the Company's Form 10-K/A and prior to the Closing Date; and

         (g) The risk factors for the Company set forth in Appendix II to this Agreement.

         The documents listed in this Section 2.1 shall be referred to herein as the "Public Reports."

         3.       Conditions to  Subscriber's Obligations.

                  3.1.The obligation of Subscriber to close the transaction contemplated by this Agreement (the "Transaction") is subject to the satisfaction on or prior to the Closing Date of the following conditions set forth in Sections 3.2 through 3.3 hereof.

                  3.2.The Company shall have executed this Agreement and delivered the same to the Placement Agent.

                  3.3.The Board of Directors of the Company shall have adopted resolutions consistent with Section 4.1(d) below in a form reasonably acceptable to the Placement Agent.

                  3.4.The Placement Agent and its counsel shall have received copies of all documents and information which it may have reasonably requested in connection with the Offering.

                  3.5.The Company shall have delivered to Subscribers a legal opinion in substantially the form attached hereto as Appendix III.

         4.   Representations and Warranties; Covenants; Survival.

                  4.1.The Company represents and warrants that, at the date of this Agreement and at each Closing Date:

                           (a) The Company and each of its subsidiaries is a
                  corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged and to own the properties it owns, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company and each of its subsidiaries is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary, except where the failure to be qualified or licensed would not have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

                           (b) Except as described in the Public Reports, there
                  are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against, or that could reasonably be expected to have a material adverse effect on the Company or any subsidiary, any of the Common Stock, or the business of the Company and its subsidiaries.

                           (c) The Company's audited consolidated financial
                  statements as of December 31, 1999, contained in the Form 10-K, and its unaudited financial statements as of September 30, 2000, contained in the Form 10-Q (the "September 2000 10-Q"), including the notes contained therein, fairly present the consolidated financial position of the Company at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since September 30, 2000, there has been no material adverse change in the financial condition of the Company from the financial condition stated in such financial statements or change in the capitalization of the Company as set forth in the September 2000 10-Q.

                           (d) The Company, by appropriate and required
                  corporate action, has, or will have prior to the Initial Closing, duly authorized the execution of this Agreement, including Appendix I, and the issuance and delivery of the Common Stock. The Common Stock is not subject to preemptive, antidilution or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement and the Certificate of Incorporation of the Company, the Common Stock will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances.

                           (e) Performance of this Agreement and compliance with
                  the provisions hereof will not violate any provision of any applicable law or of the Certificate of Incorporation or Bylaws of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                           (f) The Public Reports, taken together, do not
                  contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

                           (g) The Company has provided Subscriber with all
                  material public information in connection with the business of the Company and the transactions contemplated by this Agreement, and no representation or warranty made, nor any document, statement, financial statement prepared or furnished, by the Company in connection herewith contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

                           (h) This Agreement, including Appendix I, has been
                  duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                           (i) No registration, authorization, approval,
                  qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

                           (j) The Company has timely filed with the Securities
                  and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Exchange Act of 1934, as amended (the "Exchange Act").

                           (k) The Company intends to use the proceeds from the
                  sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (l) Subject to the accuracy of the Subscribers'
                  representations and warranties in Section 7 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

                           (m) Neither the Company, nor any of its affiliates,
                  nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchasers. The issuance of the Shares to the Purchasers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act or any applicable rules of Nasdaq.

         5.   Transfer and Registration Rights

                  5.1.Subscriber acknowledges that it is acquiring the Common Stock for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and any applicable state or other securities laws ("State Acts"). Subscriber further agrees that it will not sell, assign, transfer or otherwise dispose of any of the Common Stock in violation of the Act or State Acts and acknowledges that, in taking unregistered Common Stock, it must continue to bear economic risk in regard to its investment for an indefinite period of time because of the fact that such Common Stock has not been registered under the Act or State Acts and further realizes that such Common Stock cannot be sold unless subsequently registered under the Act and State Acts or an exemption from such registration is available. Subscriber further recognizes that the Company is not assuming any obligation to register such Common Stock except as expressly set forth herein. Subscriber also acknowledges that appropriate legends reflecting the status of the Common Stock under the Act and State Acts may be placed on the face of the certificates for such Common Stock at the time of their transfer and delivery to the holder thereof. This Agreement is made with Subscriber in reliance upon Subscriber's above representations.

                  5.2.The Common Stock issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Act and State Acts. Except as provided hereafter with respect to registration of the Common Stock or sale under Rule 144 contemplated in Appendix I, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Act and State Acts.

                  5.3.The Company hereby grants to Subscriber the registration rights set forth in Appendix I attached hereto. Appendix I is incorporated into, and made a part of, this Agreement.

                  5.4.Anything in this Section 5 or elsewhere herein to the contrary notwithstanding, it is understood and agreed by the Company (1) that Subscriber has not been asked to agree, nor has he agreed, to desist from purchasing or selling, long and/or short, Common Stock issued by the Company, or "derivative" Common Stock based on Common Stock issued by, the Company or to hold the Common Stock purchased from the Company for any specified term; (2) that past or future open market or other transactions by Subscriber, including short sales, and specifically including, without limitation, short sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the issuer's publicly-traded Common Stock; (3) that Subscriber, and counter parties in "derivative" transactions to which Subscriber is a party, directly or indirectly, have or may have a "short" position in the common stock of the Company, and (4) that Subscriber shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.

         6.   Closing.

                  6.1.The closing of the sale of the Common Stock to Subscriber shall take place at the offices of the Placement Agent at such time as the Company and Placement Agent shall mutually agree; provided, however, that in no event shall such closing occur after November 17, 2000; and provided further that no Additional Closing shall occur more than two (2) weeks after the Initial Closing Date.

         7. Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the Company and Placement Agent as follows:

                  7.1.Subscriber has been furnished with and has carefully read the Public Reports as set forth in Section 2.1 hereto and is familiar with the terms of the Offering. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company or the Placement Agent (or any agent or representative of any of them). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber's legal, tax, accounting and financial advisers the suitability of an investment in the Common Stock for Subscriber's particular tax and financial situation.

                  7.2.Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber's attorney, accountant or other adviser(s).

                  7.3.Subscriber and/or Subscriber's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering.

                  7.4.Subscriber is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

                  7.5.Subscriber is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act ("Regulation D"). Subscriber, by reason of Subscriber's business or financial experience or the business or financial experience of Subscriber's professional advisers who are unaffiliated with and who are not compensated by the Company or the Placement Agent or any affiliate of either of them, directly or indirectly, can be reasonably assumed to have the capacity to protect Subscriber's own interests in connection with the transaction. Subscriber further acknowledges that he has read the written materials provided by the Company.

                  7.6.If Subscriber is a natural person, Subscriber has adequate means of providing for Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

                  7.7.Subscriber has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to use the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Common Stock and to make an informed investment decision with respect thereto.

                  7.8.Subscriber acknowledges that the Common Stock herein subscribed for has not been registered under the Act or under any State Act. Subscriber understands further that in absence of an effective Registration Statement, the Common Stock can only be sold pursuant to some exemption from registration, such as Rule 144 of the Act, which requires, among other conditions that the Common Stock must be held for a minimum of one (1) year.

                  7.9.Subscriber recognizes that investment in the Common Stock involves substantial risks. Subscriber further recognizes that no Federal or state agencies have passed upon this offering of the Common Stock or made any finding or determination as to the fairness of this investment.

                  7.10. Subscriber acknowledges that each certificate representing the Common Stock shall contain a legend substantially in the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY) SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                  7.11. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Common Stock, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Common Stock; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and
(iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Common Stock, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Regulation D and has submitted information substantiating such individual qualification.

                  7.12. If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Common Stock poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Common Stock to offset taxable income.

                  7.13. Subscriber shall indemnify and hold harmless the Company and the Placement Agent and each officer, director or control person of any such entity, who is a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any misrepresentation or misstatement made by Subscriber to the Company or the Placement Agent in the Subscriber Questionnaire or other document signed and submitted by Subscriber to the Company or the Placement Agent against losses, liabilities and expenses actually and reasonably incurred by the Company, the Placement Agent or any officer, director or control person of any such entity in connection with such action, suit or proceeding for which the Company, the Placement Agent, or such officer, director or control person has not otherwise been reimbursed (including reasonable attorneys' fees, judgments, fines and amounts paid in settlements approved by Subscriber). As used herein the term "misrepresentation" includes the supplying of information by Subscriber in writing that is materially inaccurate by reason of Subscriber's omission to state facts about Subscriber that are called for by the Company in the Subscriber Questionnaire.

         8.   Stock Option Matters.

         The Company shall, within thirty (30) days of the Closing Date, adopt such amendments to the Company's stock option plans and the Company's By-laws (the "Stock Option Plan and By-law Amendments") to provide that, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders, the Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any stock option granted under any existing or future stock option plan. This By-law may not be amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders. Upon the adoption of the Stock Option Plan and By-law Amendments, the Company shall promptly furnish a copy of such amendments to the Subscribers.

         9.   No Conflicts of Interest.

         The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of the State of Wisconsin Investment Board has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.

         10.  Understandings.

         Subscriber understands, acknowledges and agrees with the Company and the Placement Agent as follows:

                  10.1. Subscriber hereby acknowledges and agrees that upon notice of acceptance from the Company and Placement Agent pursuant to Section 1.3, the Subscription hereunder is irrevocable by Subscriber, that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

                  10.2. No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment nor any recommendations or endorsement of the Common Stock.

                  10.3. The Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein and in Subscriber Questionnaire.

                  10.4. It is understood that in order not to jeopardize the Offering's Offering's exempt status under Section 4(2) of the Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

                   10.5. The Placement Agent will receive compensation from the Company in connection with the Offering but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and the Placement Agent will not supervise or participate in the operation or management of the Company. The Company shall indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

                  10.6 8.6. No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker's, finder's or similar fee or commission in connection with this Subscription.

                   10.7. Subscriber acknowledges that the information furnished in this Agreement by the Company or the Placement Agent to Subscriber or its advisers in connection with the Offering, is confidential and nonpublic and agrees that all such written information shall be kept in confidence by Subscriber and neither used by Subscriber for Subscriber's Subscriber's personal benefit (other than in connection with this Subscription), nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company); and provided further that the Company shall make public all confidential and nonpublic information referred to in this Section 10.7 upon the earlier of the final Closing of this Offering or November 30, 2000.

                  10.8. The representations, warranties and agreements of Subscriber and the Company contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the Closing Date of such Subscription as if made on and as of the date the Company executes this Agreement and shall survive the execution and delivery of this Agreement and the purchase of the Common Stock.

                   10.9. IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE COMMON STOCK HAS NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 11.     Miscellaneous.

                  11.1. Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth below:

                                      NaPro BioTherapeutics, Inc.
                                      6304 Spine Road, Unit A
                                      Boulder, Colorado  80301
                                      Attention:  Kai Larson
                                      Vice President - General Counsel

and in the case of Subscriber to the address for correspondence set forth on the Subscriber Questionnaire.

          11.2. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, and shall be binding upon Subscriber, Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, the Placement Agent, and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                   11.3. In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's reasonable outside attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

                   11.4. This Agreement (including Appendix I) and the Subscriber Questionnaire constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. The Company acknowledges that all material facts upon which it has relied in forming its decision to enter into this Agreement are expressly set forth herein and further acknowledges that the Subscriber has not made any representations, express or implied, which are not set expressly set forth herein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                   11.5. The Company shall indemnify, defend and hold harmless Subscriber and each of its agents, partners, members, officers, directors, representatives, or affiliates (collectively, the "Subscriber Indemnities") against any and all losses, liabilities, claims and expenses, including reasonable attorneys' fees ("Losses"), sustained by Subscriber Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the Exhibits hereto) or in any document delivered in connection herewith.

12. Signature. The signature page of this Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."





                                   Appendix I

                               Registration Rights


         Definitions.

                  As used in this Appendix I, the following terms shall have the meanings:

                           "Affiliate," of any specified Person means any other
                  Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

                           "Commission" means the Securities and Exchange
                  Commission.

                           "Exchange Act" means the Securities Exchange Act of
                  1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                           "Investors" means the Investors and any permitted
                  transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Appendix I and the Subscription Agreements.

                           "Person" means any individual, partnership,
                  corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                           "Prospectus" means the prospectus (including any
                  preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                           "Public Offering" means an offer registered with the
                  Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

                           "Registrable Securities" means the shares of Common
                  Stock purchased pursuant to the Subscription Agreements; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Appendix I when it no longer is a Restricted Security.

                           "Registration Statement" means a registration
                  statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.

                           "Restricted Security" means any share of Common Stock
                  except any that (i) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) have been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                           "Securities Act" means the Securities Act of 1933, as
                  amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                  All capitalized terms used and not defined herein have the respective meaning assigned to them in the Subscription Agreements.

         Registration.

                  Filing and Effectiveness of Registration Statement. The Company shall prepare and file with the Commission not later than fifteen days following the final Closing (as that term is defined in the accompanying Subscription Agreement) (the "Filing Deadline") a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 60 days after final Closing. The shares of Common Stock and the shares of Common Stock underlying warrants issued to Stonegate Securities, Inc. shall be included in the Registration Statement. The Company shall notify the Investors by written notice that such Registration Statement has been declared effective by the Commission within three (3) business days of such declaration by the Commission.

                  Registration Default. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to
Section 2(a) is not (i) filed with the Commission not later than the Filing Deadline or (ii) declared effective by the Commission not later than the earlier of 90 days after the Initial Closing Date (as defined in the Subscription Agreement) or 60 days after filing of the Registration Statement (either of which, without duplication, an "Initial Date"), then the Company shall make the payments to the Investors as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to the Investors shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 2.5% (the "Liquidated Damage Rate") of the Purchase Price (as defined in the Subscription Agreements) from the Initial Date to the first Computation Date and for each Computation Date thereafter, calculated on a pro rata basis to the date on which the Registration Statement is filed with (in the event of an Initial Date pursuant to clause (i) above) or declared effective by (in the event of an Initial Date pursuant to clause (ii) above) the Commission (the "Periodic Amount") provided, however, that in no event shall the liquidated damages be less than $25,000. The full Periodic Amount shall be paid by the Company to the Investors, pro rata, by wire transfer of immediately available funds within three days after each Computation Date.

                  As used in this Section 2(b), "Computation Date" means the date which is 30 days after the Initial Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

                  Notwithstanding the above, if the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the Commission by the Filing Deadline, the Company shall be in default of the terms of this Appendix I, and the Investors shall be entitled to damages as set forth above and any other damages permitted by law.

                  Piggyback Registration Rights. (i)If the Company proposes to register any of its Common Stock or any other shares of common stock of the Company under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock or any other shares of common stock of the Company issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to the Investors, which notice shall set forth such Investors' rights under this Section 2(c) and shall offer the Investors the opportunity to include in such registration statement such number of Registrable Securities as the Investors may request. Upon the written request of an Investor made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Investors), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investors, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves a Public Offering, the Investors must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2(c) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company's obligations under this Section 2(c) shall terminate on the date that the registration statement to be filed in accordance with Section 2(a) is declared effective by the Commission. (ii) If a registration pursuant to this Section 2(c) involves a Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock, if any, or other shares of Common Stock that the Company and the Investors intend to include in such registration exceeds the largest number of shares of Common Stock (including any other shares of Common Stock or warrants of the Company) that can be sold without having an adverse effect on such Public Offering (the "Maximum Offering Size"), the Company will include in such registration only that number of shares of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration and the Investors pursuant to this Appendix I.

                  If as a result of the proration provisions of this Section 2(c)(ii), the Investors are not entitled to include all such Registrable Securities in such registration, such Investors may elect to withdraw their request to include any Registrable Securities in such registration.

                  Notwithstanding the foregoing, the Company shall have no obligations under this Section 2(c) hereof at any time that such Registrable Securities are the subject of an effective registration statement.

         Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall use its reasonable best efforts to:

                  Subject to the provisions of Section 3(r) hereof, promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities for a period of two years from the date the Registrable Securities is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company's obligations hereunder shall terminate as to any investor at such time as that Investor's Registrable Securities can be sold under Rule 144(k);

                  During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

                  (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof (including a copy of the accountant's consent letter to be included in the filing) to Stonegate Securities, Inc. ("Stonegate") and reflect in such documents all such comments as Stonegate reasonably may propose; and
(ii) furnish to Stonegate for delivery to each Investor whose Registrable Securities are included in the Registration Statement, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of all jurisdictions requiring blue sky registration or qualification, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such jurisdiction;

                  As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

                  As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

                  Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

                  Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investor may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

                  Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

                  Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

                  In connection with any underwritten offering, make such representations and warranties to the Investors participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

                  In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the date the Registration Statement is first declared effective or most recent post- effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

                  In connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings;

                  In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any; and

                  In the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                  Notwithstanding anything to the contrary in Section 3, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Company and its counsel, in the best interest of the Company (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that during any consecutive 365 day period, there shall be only two Grace Periods, such Grace Periods in total not to exceed 30 days. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the date the holders receive the notice referred to in clause (ii).

                  Notwithstanding the foregoing, the Company shall have no obligations under Section 3(l) through (q) unless it is effecting an underwritten offering pursuant to Section 2(c).

         Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Appendix I with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. As least ten business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor and its counsel, whether in-house or otherwise identified on Schedule 4(a) ("Counsel") of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least four business days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor") or its Counsel, then the Company shall send such Non-Responsive Investor and its Counsel a reminder of such information request. If at least two business days prior to the anticipated filing date the Company still has not received the Requested Information from such Non-Responsive Investor or its Counsel, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor and have no further registration obligations to the Non-Responsive Investor;

                  Each Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; the Company shall, on its part, ensure that Item 507 of Regulation S-K of the Securities Act (regarding information on the selling security holders) be complied with in connection with its preparation and filing of the Registration Statement hereunder;

                  As promptly as practicable after becoming aware of such event, notify the Company of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                  Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         Expenses of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees, not to exceed $5,000.00, of one firm of counsel to the holders of a majority in interest of the Registrable Securities shall be borne by the Company.

         Indemnification and Contribution.

                  The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person written notice that such Prospectus is outdated or defective.

                  Indemnification by the Investors and Underwriters. Each Investor agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein; provided, however, that no Investor or underwriter shall be liable under this Section 6(b) for any amount in excess of the gross proceeds paid to such Investor or underwriter in respect of shares sold by it, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

                  Contribution. If the indemnification provided for in this
Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors and any underwriters in this
Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  Notwithstanding any other provision of this Section 6, in no event shall any (i) Investor be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the gross proceeds to be received by such Investor from the sale of such Investor's Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

                  The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         Rule 144. With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  comply with the provisions of paragraph (c) (1) of Rule 144;
and

                  file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

         Assignment. The rights to have the Company register Registrable Securities pursuant to this Appendix I may be assigned or transferred only with the prior written consent of the Company, and any such assignment or transfer without such consent shall be void and of no effect. In the event of any such permitted assignment or transfer by the Investors to any permitted transferee of all or any portion of such Registrable Securities such transfer will be allowed only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

         Amendment and Waiver. Any provision of this Appendix I may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a 66 2/3% interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon each Investor and the Company.

         Miscellaneous.

                  A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  If after the date hereof and prior to the Commission declaring the Registration Statement to be filed pursuant to Section 2(a) effective under the Securities Act, the Company grants to any Person any registration rights with respect to any Company securities which are more favorable to such other Person than those provided in this Appendix I, then the Company forthwith shall grant (by means of an amendment to this Appendix I or otherwise) identical registration rights to all Investors hereunder.

                  Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service as follows, and shall be deemed given when actually received.

                           if to the Company, to:

                           NaPro BioTherapeutics, Inc.
                           6304 Spine Road, Unit A
                           Boulder, Colorado  80301
                           Attention:  Kai Larson
                            Vice President - General Counsel


                           if to the Investors, to:

                           Each individual or entity identified on Schedule 10(c) attached hereto


                           With a copy to:


                           -------------------
                           Phone: ___________________
                           Fax: (___________________
                           Attention: ___________________

                  The Company or any Investor may change the foregoing address by notice given pursuant to this Section 10(c).

                  Failure of any party to exercise any right or remedy under this Appendix I or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  This Appendix I shall be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass the City of Boulder or the state courts of the State of Colorado sitting in Boulder, Colorado in connection with any dispute arising under this Appendix I and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  The remedies provided in this Appendix I are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Appendix I is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Appendix I or otherwise conflicts with the provisions hereof. The Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived. Without limiting the generality of the foregoing, without the written consent of the holders of a 66 2/3% interest of the Registrable Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are pari pasu to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Appendix I. The restrictions on the Company's rights to grant registration rights under this paragraph shall terminate on the date all Registerable Securities have been registered pursuant to a Registration Statement that has been declared effective by the Commission. Notwithstanding the foregoing, Subscriber acknowledges that the Company has obligations to register shares pursuant to that certain Stock Purchase Agreement dated July 23, 1999 between NaPro and Abbott Laboratories, and the Company's fulfillment of such obligations shall not cause the Company to be in default hereunder.

                  This Appendix I and the Subscription Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Appendix I and the Subscription Agreements supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

                  Subject to the requirements of Section 8 hereof, this Appendix I shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  The headings in this Appendix I are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

The Company acknowledges that any failure by the Company to perform its obligations under Section 3, or any delay in such performance could result in damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company may be liable for all damages caused by such failure or delay.


SCHEDULE OF OMITTED PORTIONS OF DOCUMENTS

The above Form of Subscription Agreement including Registration Rights differs from the individually executed Subscription Agreements. Signature pages were omitted which includes information concerning the identity of the individual subscribers as well as information regarding the number of shares purchased by each of the individual subscribers.